Xerox: A New Beginning Exhibit 99.2

Introduction and Strategic Overview Jeff Jacobson

The New Xerox – Well Positioned for the Future

A	Attractive Business Model	Significant market opportunity of ~$85B Bundled contracts model creates "stickiness" with >75% annuity revenue and strong cash flow
B	Laser Focus on Cost and Productivity	Track record of strong cost / productivity discipline Accelerating productivity through $1.5B+ transformation program
C	Well Positioned to Capitalize on Areas of Growth	Clear plan to increasing participation in growing market segments Building a leading Market Platform through our largest ever product launch and enhancing and expanding our channel reach
D	Balanced Shareholder Return	Committed to investment grade rating profile Strong free cash flow[1] supports attractive dividend and shareholder returns

We are assembling a high performing team with a blend of our strongest current operators, coupled with highly skilled external hires, driven to exceeding expectations

[1] Free Cash Flow: see Non-GAAP Financial Measures.

3

Xerox at a Glance

A Attractive Business Model

	Revenue[1]	Broad Portfolio	Customers	Go-to-Market and Delivery	Revenue Mix
Document Outsourcing	$3.5B 30%	Managed Print Services Workflow Automation Centralized Print Services	Large Enterprises Small & Medium Businesses Public Sector Graphic Communications Providers	Full range of global capabilities 2,700 direct salesforce 10,000 total service technicians 600 professional services staff 5,000 active partners ~160 countries	see chart 1 below
Document Technology	$8.0B 70%	Digital Production & Workflow Full range of Multi-Function Printers ConnectKey Productivity Solutions			

Shifting to Services Over Time


Equipment Sales
~25%
~75%
Annuity Revenue


Developing Markets
11%
Europe
24%
6%
Canada
59%
US

[1] FY 2015 revenue on a post-separation basis. Other revenue is included in Document Technology.

xerox®

4

Leading Positions in Large Markets with Opportunities for Growth

Ⓐ Attractive Business Model

~$85B Market[1]



Market Growth
$38B Growth Markets
$47B Mature Markets
Workflow Auto.
$3B
SMB MPS
$7B
Production Color
$5B
A4 MFPs
$12B
Large Enterprise DO (MPS & CPS)
$11B
A3 MFPs
$23B
Production Mono
$1B
Single Function Printers
$23B

~$85B Market[1]		Strengths[2]	Strategic Growth Areas
Document Outsourcing	$21B	#1 in large enterprise MPS and Centralized Print Services	Managed Print Services: +2% LE, +7% SMB Workflow Automation: +13%
Connected Office Solutions	$35B	#1 in A3 MFPs Broadest Industry Solutions Portfolio[3]	A4 MFPs: +3%
Graphic Communications & High-End Production	$6B	#1 in production cut sheet (color & mono)	Production Color: +5% Digital Packaging[4]: +11%

[1] Estimated 2016 total market size excluding Fuji Xerox territories. Source: IDC and Xerox internal analysis.
[2] A3 MFP and Production positioning based on equipment revenue market share.
[3] As recognized by Buyers Laboratory in 2014, 2015 and 2016.
[4] Digital packaging is a $0.6B market that is a subset of Production Color.
Note: CAGRs reflect 2016E – 2019E growth. SMB = Small & Medium Business; DO = Document Outsourcing; MFP = Multifunction Printer; MPS = Managed Print Services; LE = Large Enterprise; CPS = Centralized Print Services

5

xerox®

Track Record of Strong Margins $300 – $350M Annual productivity savings (last 3 years) ~230 bps Total margin expansion (last 5 years) Operational Excellence Strong, Consistent Margin Improvement1 (Document Technology + Document Outsourcing) 1 Reflects the combined historical segment margins for Document Technology and Document Outsourcing businesses. Including retirement-related adjustments, margins in 2013, 2014 and 2015 would be 12.6%, 13.9% and 13.2%, respectively. Laser Focus on Cost and Productivity B +230 bps

Clear Path to Achieving Transformation Program

B Laser Focus on Cost and Productivity

Sources of Productivity and Cost Savings

Delivery
- MPS delivery
- Technical service
- Remote connectivity

Cost of Production
- Manufacturing
- RD&E and design efficiency

Sales & Contracting
- Sales productivity
- Pricing tools
- Real estate

G&A
- IT
- Finance
- Management structure
- Facilities

Supply Chain & Procurement
- Integrated supply chain
- Procurement

Cumulative Gross Productivity & Cost Savings ($M)


% Cumulative Phasing
~35%
~75%
100%
90%+ already achieved
~$500
Enables margin expansion and mitigates revenue/currency headwinds
~$1,100
$1,500+
~$450
Delivery
~$250
Cost of Production
~$300
Sales & Contracting
~$300
G&A
~$200
Supply Chain & Procurement
2016
2017
Cumulative through 2018

Full transformation benefits recognized in 2018 and beyond, as productivity continues and flow through of new product introductions are realized

7

Note: There is approximately $300 to $350M in traditional ongoing productivity included in gross productivity. MPS = Managed Print Services xerox®

Strategy to Improve Revenue Trajectory Document Outsourcing Graphic Communications & High-End Production Connected Office Solutions Increase share with strengthened product portfolio and expanded distribution capacity Gain share in SMB through channel partner recruitment Increase dedicated new logo sales coverage Build upon leadership in color cut sheet while investing to capture growth in inkjet A4 MFPs Managed Print Services Workflow Automation Production Color Digital Packaging Invest in professional services offering and grow managed workflow solutions (i.e., industries and horizontals) Bring extensive digital print & workflow expertise to the market Well Positioned to Capitalize on Areas of Growth C Note: SMB = Small & Medium Business; MFP = Multifunction Printer

Shifting Revenue Mix Towards Growth

C Well Positioned to Capitalize on Areas of Growth

Strategic Growth Areas

Expanding Leadership in DO with Enterprise strength and expanding SMB offerings

Increased SMB coverage with Multi-Brand Dealers and continued Global Imaging acquisitions

A4 Share Gain with strengthened portfolio and increased distribution capacity

Gain Share in Digital Color Production through continued innovation and growth in new markets

Revenue Mix Shift


37%
63%
2015
42%
58%
2017
48%
52%
2019
54%
46%
2021

Growth Markets	CAGR
• A4 MFPs	+3%
• Large Enterprise MPS	+2%
• Production Color	+5%
• SMB MPS	+7%
• Workflow Automation	+13%

Mature Markets	CAGR
• A3 MFPs	(5%)
• Centralized Print Services	(0%)
• Production Mono	(11%)
• Single-Function Printers	(8%)

Improves revenue mix ~3 points each year

9

Note: CAGRs reflect 2016E – 2019E growth. DO = Document Outsourcing; MFP = Multifunction Printer; MPS = Managed Print Services; SMB = Small & Medium Business

xerox®

Proven Growth Model with Distribution Acquisitions

Well Positioned to Capitalize on Areas of Growth

Global Imaging Systems Revenue



$2.0B
$1.0B[1]
2006
2009
2012
2015

Summary

- In 2007, Xerox acquired Global Imaging Systems (GIS), a leading U.S. distributor of business technology solutions
  - GIS companies sell and service a full range of document management solutions
  - Founded in 1994, GIS has expanded by acquiring strong local multi-brand distributors and now operates across 40 states
- GIS revenue has doubled since being acquired; ~2/3 through additional acquisitions
- Strong acquisition integration model and business case realization
- Continuing to pursue high quality acquisitions

Distribution acquisitions support growth strategies in MPS, A4 and A3

10

[1]Revenue is pre-acquisition.
Note: MPS = Managed Print Services

xerox ®

1 Operating Margin and Free Cash Flow: see Non-GAAP Financial Measures. Balanced Shareholder Return D Target Financial Model Revenue Outlook Operating Margin1 Leverage Profile Trajectory to outperform market trend Expanding to 12.5% - 14.5% target Maintain investment grade rating Dividend Policy Capital Allocation Strong return of capital through dividends, share repurchases, strategic organic investments and targeted M&A Attractive dividend; expected to grow with earnings and free cash flow1

Innovation and Portfolio Strength Document Outsourcing Opportunity Today’s Discussion Mike Feldman President, North America Jeff Jacobson Chief Executive Officer Introduction and Strategic Overview Kevin Warren Chief Commercial Officer Leslie Varon Chief Financial Officer Financial Overview

Innovation and Portfolio Strength Kevin Warren

Growing in Graphic Communications and High-End Production Four Strategic Growth Planks Strengthening our Connected Office Portfolio Increasing Participation in SMB and the Mid-Market Expanding Market Leadership in Document Outsourcing 1 4 2 3

Major Shifts in the Office Workplace Work is moving from a physical location to a virtual and multi-dimensional workplace Xerox Vision The Connected and Intelligent Workplace Mobile access and remote collaboration Secure interaction to and from the cloud User experience consistent with consumer devices Customizable application interface and user profiles Smart, automated workflow

Xerox Connected Office for The Intelligent Workplace One family of products and solutions 29 new products Xerox® ConnectKey® Technology Aggressive focus on expanded routes to market with robust portfolio Unified platform Mobility MPS ready Tablet-like interface Improved cost structure Secure Workflow Largest launch in Xerox history coming in 2017 Industry’s largest solutions enabled portfolio with consistent user experience from the simplest A4 device to the most robust A3 MFP Differentiated Xerox Connected Office Portfolio Note: MPS = Managed Print Services; MFP = Multifunction Printer

Strengthening Xerox’s Position in the Connected Office $23B maturing market -5% CAGR ‘16-19 22% rank # 1 Source: 2016 CSI market forecast, IDC and Internal Xerox estimates. 2015 market share is based on equipment revenue share. Platform Driven Portfolio & MPS Ready Technology Benchmark Cost Competitiveness Newly enabled Vertical Solutions and Applications Channel-ready platform and expanding SMB reach Competitive Differentiators A3 Multifunction Printers Market Opportunity Market Growth Xerox Share $12B growing market +3% CAGR ‘16-19 6% rank # 9 A4 Multifunction Printers Market Opportunity Market Growth Xerox Share Note: MFP = Multifunction Printer; MPS = Managed Print Services; SMB = Small & Medium Business Gain share in the areas of market growth Defend and expand our leadership

Independent Multi-brand Dealer Market Opportunity

75%+ of SMB market serviced by indirect channels

Recruit & Activate

U.S. Example

Total Dealer Pool	Untapped Dealer Pool	Playbook
~2,500 independent office equipment dealers across the country	~300 dealers with $5M-$10M rev. ~200 dealers with >$10M rev.	• Rapid Recruitment • Continue targeted acquisitions • Capture share of wallet

2017 footprint growth engines:

- New and differentiated office portfolio
- Channel Managed Print Services
- Partner-centric infrastructure and marketing support
- Building channel expertise including top talent recruitment

18

Note: SMB = Small & Medium Business

xerox®

Increasing Participation in SMB and the Mid-Market

SMB Office Market Size and Growth			
Non-Services	Basic Print Services	Managed Print Services	A4*
$34B ↓(9)%	$10B ↑7%	$7B ↑7%	$12B ↑3%

*A4 is total market including SMB and Large Enterprise

- **Recruit & activate** to grow our footprint in multi-brand dealer channel among the 750 large dealers WW
- **Acquire and integrate** multi-brand channel via Global Imaging Systems and European Channels
- **Become preferred channel partner** through investment in talent, infrastructure and partner programs
- **SMB-focused portfolio and MPS support** and demand generation

Tremendous opportunity to more aggressively target the **$20B** worldwide multi-brand dealer market

19

Source: 2016 CSI market forecast, IDC and Internal Xerox estimates
Note: CAGRs reflect 2016E-2019E growth. SMB = Small & Medium Business; MPS = Managed Print Services

xerox®

“We chose to engage Xerox for three reasons: the power of their brand, the breadth of their product line, and their increasing commitment to the channel approach.” Lou Usherwood CEO, Usherwood Office Technology “As a top tier dealership, we have access to any number of manufacturers and we wanted to partner with the best, and Xerox is one of them…We are excited about the product line and about the potential in the areas where Xerox has done very well.” Jim Dotter President, Virginia Business Systems Founded in 1976 Leading regional provider in the Northeast Services 7,000 clients across five states Founded in 1954 Leading dealership 11 locations in Eastern Pennsylvania and Central Virginia Xerox Value Proposition Attracts Strong and Established Multi-Brand Dealers

Growing in Graphic Communications & High-End Production Color

Well Positioned for Leadership and Growth

Color Market Opportunity	Color Market Growth	Xerox Color Share
$5B	+5% CAGR ‘16-19	29% rank # 1 in color documents

Capitalize on the Color Digital market growth opportunity

Conversion to digital: only **3%** of **50 trillion** pages are digital; conversion and inkjet technology drive color digital market growth

Color CF Inkjet: attractive with a **$1.7B** market and **10%** CAGR

Target Areas for Growth

Leading in color cut sheet

- Continuous innovation: xerographic and inkjet technologies
- Award-winning color cut sheet: expanded portfolio with 5 new products in 2017



Brenva™ HD Inkjet Press



Xerox® iGen®

Capture new markets

- CF inkjet: capture higher value page migration
- Expanded capabilities: through extensions to Rialto and Trivor in 2017
- Digital packaging: bring our digital know-how to the market growing at +11% CAGR



Rialto 900 Roll to Cut Sheet



Trivor 2400 SED Continuous Feed

xerox®

Source: Internal Xerox CSI estimates; Smithers-Pira 2016. 2015 market share is based on equipment revenue share.
Note: CF = Continuous Feed

21

Innovation at Xerox enables our #1 market share position for 27 consecutive quarters

RD&E Spending	Research Talent
~$1B across Xerox and Fuji Xerox	**World-Class** including Palo Alto Research Centre

2015 Patent Awards	2015 Patent Filings
>1,500 U.S. Xerox and Fuji Xerox	**>40%** were software, solutions and analytics

Breakthroughs in digital printing and the intelligent office to drive growth

High-end digital printing for documents and beyond	• iGen folding carton • Inkjet CF • Cross-media marketing	• Inkjet for packaging • Direct to object printing
Improving the productivity of work	• Managed print services • Workflow automation	• Automated workflow discovery • Predictive analytics

Creating new markets with digital technologies

Printed electronics | Augmented reality | Intelligent assistants | Digital workplace

Printed smart tags with analytics & real time multimedia

Market Share Source: Xerox Analysis of IDC Data; reflects equipment revenue share.
Note: CF = Continuous Feed

22

xerox®

An Example of Xerox Innovation More can be viewed during the Innovation Solutions Exhibit

Growing in Graphic Communications and High-End Production Four Strategic Growth Planks Strengthening our Connected Office Portfolio Increasing Participation in SMB and the Mid-Market Expanding Market Leadership in Document Outsourcing 1 4 2 3

Document Outsourcing Opportunity Mike Feldman

Introduction to Document Outsourcing Industry Leader with Unparalleled Capabilities #1 Player in a $21B Market Next-generation Managed Print Services strategy: Continuous improvement Innovative Next Generation Strategy Broadest Range of Solutions Workplace Solutions Business Process Solutions Communications & Marketing Solutions Market share leader Considered the industry leader across major analyst firms Assess & Optimize Secure & Integrate Automate & Simplify

The Most Comprehensive Portfolio for Digital Transformation

Reporting and Analytics

Assessments and Consulting

Xerox Document Outsourcing Solutions

Healthcare | Education | Government | Banking | Insurance | Manufacturing | Retail | Legal

Workplace Solutions ⟷ Business Process Solutions ⟷ Communications & Marketing Solutions

Workplace Solutions

- Managed Print
- Personal & Office Productivity
- Content Management
- Records Management

Business Process Solutions

- Business Process & Workflow Automation
- Document & Data Transaction Processing
- Transactional Print & Mail
- Digital Mailroom

Communications & Marketing Solutions

- Document Publishing
- Collateral Management
- Demand Generation
- Product Information Management
- Multichannel Communications

Capabilities

Security | Mobility | Sustainability | Imaging | Creative | Translation | ePublishing

Technology

Xerox ConnectKey Devices	Non-Xerox Devices	Capture and ECM Software	Digital Alternatives Software	Xerox Production Devices	XMPIE Cross-Media Publishing Software	FreeFlow® Production Workflow Software

Global Service Delivery

Note: ECM = Enterprise Content Management

xerox®

27

Expanding Market Leadership in Document Outsourcing

Market Opportunity

Document Outsourcing

Market Size	Industry Recognition	MPS Market Share Leader
$21B	#1 Rated by IDC, Gartner, Quocirca & Infotrends	24% Next closest competitor at 14%

Large Enterprises

	Market Size	Growth
MPS	$6B	+2%
CPS	$5B	flat

SMBs

	Market Size	Growth
MPS	$7B	+7%

Workflow Automation

Market Size	Growth
$3B	+13%

Source: IDC and Internal Xerox estimates for 2016
Note: CAGRs reflect 2016E – 2019E growth. MPS = Managed Print Services; CPS = Centralized Print Services; SMB = Small & Medium Business

28

96B+ Pages managed annually ~1,800 Direct Sales Reps MPS $6B CPS $5B Large Enterprise Market Customer Base Strengthening Leadership in Large Enterprise MPS and CPS Clear leader in large enterprise with differentiated solutions and unmatched global delivery capabilities Best-in-class sales management process and tools with sales coverage aligned by industry Building our professional services capabilities, with over 100 dedicated consultants Investing in dedicated new business sales coverage Capturing Large Enterprise Growth Opportunity Market Size Digital Transformation Sales Force 8 Industries served through our workflow solutions Note: MPS = Managed Print Services; CPS = Centralized Print Services Source: IDC and Internal Xerox estimates for 2016

Client Security is at the Core of Our Strategy

Security Approach

Comprehensive suite of security solutions which we integrate into our client's security infrastructure


Tools and Technology
Services
IT Policy
Integration

Broad Range of Capabilities


Information
Infrastructure
Content
Application
End Point
Network
Digital Repository Security
(Content Management Services)
MFP Content Security[1]
Secure Document Collaboration[1]
Secure Device Access
(Xerox Secure Print Manager Suite Systems)
Xerox Devices
(ConnectKey)
McAfee
CISCO
Device Settings Compliance
(Print Security Audit Service)
Secure Hosting

[1] Currently in pilot phase.
Note: MFP = Multifunction Printer

30

xerox

Xerox Wins USDA Contract for Estimated $110M over 10 Years

USDA
United States Department of Agriculture

Xerox Solution

- Managed Print Services deployment across 3,000+ USDA sites globally
- Installation of up to 16,000 ConnectKey-enabled secure printers and multifunction devices
- Ongoing service and support including help desks, maintenance, analytics and reporting services

Benefits for the USDA

Modernized operations	Improved security
Access to detailed analytics	Reduced spending
Simplified infrastructure	Freed-up vital IT resources

Implications for Xerox

- All new business to Xerox; competitive A4 product knock-out
  - Leveraged new A4 products, demonstrating new product competitiveness and innovation
- Clear competitive advantage from Xerox's unique portfolio strength and breadth
  - Best-in-class security capability
  - Customer-specific solutions enabled through ConnectKey software platform
- Xerox uniquely positioned to support large scope and scale required by the USDA

31

xerox®

Channel Partners will Drive Xerox Growth in SMB MPS Market

Delivering Growth, Creating Value

Market Size

$7B

SMB Market

Potential Customers

~1M

SMB companies in our target markets

Growth Enablers

- New A4 products
- BPS to MPS conversions
- Security features

Served by Partners



75%

of SMB market is served by indirect channels

Differentiated Service Offerings

Broad portfolio

Addresses full spectrum of SMB needs

Unparalleled support for partners

Only OEM with vertically integrated tools, technology, delivery and support

Expanding channel programs

MPS programs to include Office Equipment Dealer and IT / VAR channels

Source: IDC and Internal Xerox estimates for 2016

Note: CAGRs reflect 2016E – 2019E growth. MPS = Managed Print Services; BPS = Basic Print Services; SMB = Small & Medium Business; OEM = Original Equipment Manufacturers; VAR = Value Added Reseller

32

xerox ®

Xerox Equips Partners to Offer a Complete Service to SMB Customers

Help knowledge workers automate and simplify their personal and office work experience Help organizations automate and simplify key industry specialized business processes Help enterprises automate and simplify the flow of information into high volume business processes Personal & Office Productivity Solutions Broad Range of Workflow Solutions Workflow Automation is a $3B market expected to grow at 13% annually Note: CAGR reflects 2016E – 2019E growth. Assess and Optimize Secure and Integrate Online and offline content access across all devices Team collaboration tools (file sharing, edit tracking, real time work) Enabling ad-hoc workflows Automate and Simplify Managed Workflow Services Hardcopy and electronic capture Intelligent indexing, data extraction and processing Offsite large volume scanning Industry Workflow Solutions Vertical and horizontal process automation solutions Digitally transforming business processes Mobile and cloud enabled with process analytics Customer-Managed Xerox-Managed

Xerox is Well-Positioned to Grow in Document Outsourcing Attractive market with material growth opportunities Leading position in the market by a substantial margin Broadest portfolio of solutions, addressing the full set of customer and partner needs Next generation strategy to capitalize on digital transformation of businesses Large Enterprises1 Further enhance go-to-market Leverage global delivery capability Continue innovating best-in-class security and workflow solutions SMBs Recruit channel partners Broadest portfolio and MPS tool set Deploy business development programs Workflow Automation Develop market leading solutions to boost efficiency and reduce costs Expand professional services offering Grow Managed Workflow Solutions, including personal productivity, industry and horizontal solutions Key Focus Areas Segment Opportunity Strategy $11B / +1% $7B / +7% $3B / +13% 1 Includes $6B MPS market growing at 2% and $5B CPS market that is flat. Note: CAGR reflects 2016E – 2019E growth. MPS = Managed Print Services; SMB = Small & Medium Business

Financial Overview Leslie Varon

Strong global brand #1 share in key segments Global Market Leader Positioned for growth in DO, SMB, A4 and High-End color Largest ever product launch starting in 2017, supporting channel expansion Attractive Market Opportunities Xerox Investment Proposition Strong free cash flow1 Attractive return to shareholders Sustainable Shareholder Returns Annuity >75% of revenue Capital-light business model Strong Annuity-Driven Cash Flow Value creation driven by strong underlying cash flow generation, margin expansion and improving longer-term revenue trajectory Consistent, double digit operating margins1 $1.5B+ strategic transformation underway Disciplined Operator Note: DO = Document Outsourcing; SMB = Small & Medium Business 1 Operating Margin and Free Cash Flow: see Non-GAAP Financial Measures.

Global Leader with a Strong, Diverse Business Profile $11.5B Revenue 12.7% Operating Margin1 Financial Profile (FY’15) Annuity-Based Model >75% of revenue annuity-based Strategic Growth Mix 37% Strategic Growth Areas Offering Mix2 Document Outsourcing Entry (A4) Mid-Range (A3) High-End Production Geographic Mix Canada Europe US $1,055M Operating Cash Flow Developing Markets 2015 Fuji Xerox3 revenue $9.9B 1 Operating Margin: see Non-GAAP Financial Measures. 2 Excludes Other revenue. 3 Fuji Xerox operates in Japan, China, Australia, New Zealand, Vietnam and other areas of the Pacific Rim.

Strong Annuity Driven Business Model Signings and install growth drive MIF and market share Historic 5% equipment price declines comprehended/offset by productivity Page volumes – stable decline Increasing portion of revenues in Strategic Growth Areas will improve revenue trajectory Majority of supplies revenue in bundled contracts Revenue >75% annuity; predictable, recurring revenue 3-year Strategic Transformation program to deliver $1.5B+ in gross productivity savings, supports: Margin expansion Modest growth investments Annuity streams drive margin; equipment margin positive (outside Entry products) Transaction currency driven primarily by Yen/Euro/USD Profitability Operating Margin1 12%+ for past 3 years Strong, stable annuity revenue drives cash flow Strategic Transformation and modest growth investments drive improved profitability and cash flow Capital-light business model – CAPEX less than 2% revenue Restructuring and pension impacts moderate over time Cash Flow High visibility to Free Cash Flow1 Note: MIF = Machines in Field; CAPEX = Capital Expenditures (including Internal Use Software) 1 Operating Margin and Free Cash Flow: see Non-GAAP Financial Measures.

13.3% 12.7% 11.9% Transaction Currency 1.1 pts (0.1) pts (0.5) pts Historical Performance Revenue Operating Profit1 Free Cash Flow1 % Y-o-Y Decline at CC1 (3.7%) (4.6%) (3.9%) % Operating Margin1 Free Cash Flow1 % Net Income 113% 110% 116% Moderating revenue declines Strong dollar has pressured revenue Q4 cash flow seasonally stronger 2016 impacted by higher restructuring and separation payments Q4 operating margin1 seasonally stronger Expect 2016 operating margin1 to be 12% - 12.5% Translation Currency - pts (5) pts (2) pts 1 Operating Profit and Margin, Constant Currency (CC) and Free Cash Flow: see Non-GAAP Financial Measures. $M $M $M

Growing Portion of Revenues in Strategic Growth Areas Will Improve Revenue Trajectory

Strategic Growth Areas: ~$4.2B, ~37% of revenue[1]


DO Focus Areas
23%
14%
Technology Focus Areas
3%
OEM
60%
Mature Areas

Growing Markets

Document Outsourcing focus areas	
– Large Enterprise MPS	+2%
– SMB MPS	+7%
– Workflow Automation	+13%
Technology focus areas	
– Production Color (includes Inkjet growing at +10%)	+5%
– A4 MFPs	+3%

Positive Mix Shift Over Time

2016 Performance - Sep YTD

↑2% YOY growth at CC[2]

+2 pts Shifted YOY

Expect ~3 pts of annual revenue shift to Strategic Growth Areas

[1] FY 2015 strategic growth areas revenue.
[2] Constant Currency (CC): see Non-GAAP Financial Measures.
Note: CAGR reflects 2016E – 2019E growth. DO = Document Outsourcing; OEM = Original Equipment Manufacturer; MPS = Managed Print Services; SMB = Small & Medium Business; MFP = Multifunction Printer

41

xerox®

Strategic Transformation Will Drive Profit Growth

~$10B Addressable Cost Base



Post Sale & Managed Services
4.9
Equipment
2.0
SAG
2.9
RD&E
0.5
Contracting Discipline

Key Productivity Levers	Examples of Initiatives
Delivery (~$450M)	Consolidating MPS delivery and Technical Service under one organizational structure
Cost of Production (~$250M)	Capturing supplier productivity and reducing manufacturing footprint
G&A (~$300M)	Reducing complexity / 30% reduction in management layers
Supply Chain & Procurement (~$200M)	Integrating supply chain under one global function
Sales & Contracting (~$300M)	Introducing new pricing optimization tools

$1.5B+ cumulative gross productivity by 2018

Note: There is approximately $300 to $350M in traditional ongoing productivity included in gross productivity. MPS = Managed Print Services

42

We Are Off To a Fast Start Actions to Transform Our Business Shifting primary organizational axis to geography (North America, International) Maintaining local customer focus while reducing matrix management Optimizing sales incentives and performance management Consolidating back-office support functions Rationalizing real estate portfolio Outsourcing consumables distribution to third party Combining equipment and parts warehouses Benchmarking supplier capabilities, competitiveness and re-bidding/re-contracting major spend categories De-layer organization and streamline back-office support Improve supply chain efficiency and reduce procurement spend Objective Supply Chain & Procurement Delivery Sales & Back Office Improve Field Service and Managed Print Services delivery and productivity Workflow automation to increase remote solve rates Optimizing field resource footprint and tools to ensure more productive on-site dispatches Leveraging existing near/right-shoring initiatives

Strategic Transformation Enables Operating Margin1 Expansion 1 Operating Margin: see Non-GAAP Financial Measures. Business as Usual Productivity Revenue/Price Declines

Investment Grade Capital Structure Illustrative Debt2 ($B) 2 Reflects use of proceeds from Conduent distribution and some cash on hand to repay $2B of debt ($1B term loan and $1B public bonds due Q1 2017). 2015 Actual 2016 Pro Forma Manage balance sheet to maintain an investment grade profile; optimal for business model which includes customer financing Majority of pro forma debt supports customer finance assets (at 7:1 leverage) Manageable schedule of debt maturities well matched to financing contract lengths Core leverage managed to maintain investment grade rating; incremental debt repayment planned Maintain a substantial liquidity position Generate significant free cash flow1 in support of capital deployment objectives Investment Grade Profile 1 Free Cash Flow: see Non-GAAP Financial Measures.

Attractive Captive Financing Business

Finance Assets and Debt

Maintain 7:1 debt to equity leverage ratio on our finance assets

(in billions)	2016 Pro forma Finance Assets	2016 Pro forma Debt
Financing	$ 4.3	$ 3.8
Core	-	1.5
Total Xerox	$ 4.3	~$ 5.3

Pro forma assumes:

- Finance assets/debt as of Q3 2016 with financing debt calculated as 7/8ths of finance assets
- $2.0B core debt reduction coming from ~$1.8B Conduent distribution and $0.2B cash on hand

Customer Financing is a Business Strength

- Differentiates and enhances Xerox's value proposition
- Facilitates customer acquisition of Xerox technology
- Generates profitable revenue
- Enables control of assets
- Focuses on disciplined credit processes to ensure low bad debt (<2% of finance receivables)
- Creates diverse customer, industry and geographic mix through global reach and broad product portfolio

Note: Pro forma debt reflects the transfer of Conduent capital lease obligations of $50M.

46

Strong and Sustainable Cash Flow Generation Profit expansion over time from margin expansion and improving revenue trajectory Transformation efficiencies provide modest benefit to working capital Near-term restructuring payments higher to facilitate strategic transformation / normalize after 2018 Pension contributions moderate after 2018 Separation payments substantially complete in 2017 Finance assets a modest source of cash CAPEX5 less than 2% of revenue Illustrative Cash Flow ($M) Cash Flow Drivers Pre-tax Income $924 Non-Cash Add-backs1 540 Restructuring Payments (79) Pension Payments (301) Working Capital, net2 (95) Change in Finance Assets3 33 Other4 33 Operating Cash Flow (OCF) $1,055 (−) CAPEX5 148 Free Cash Flow (FCF)6 $907 (based on 2015) Track record of strong cash generation driven by annuity business model 1 Non-Cash Add-backs include depreciation & amortization excluding equipment on operating lease, provisions, stock-based compensation, pension expense, restructuring charges and gain on sales of businesses and assets. 2 Working Capital, net includes accounts receivable, collections of deferred proceeds from sales of receivables, accrued compensation and accounts payable and inventory. 3 Includes equipment on operating leases and its related depreciation, finance receivables and collections on beneficial interest from sales of finance receivables. 4 Includes other current and long-term assets and liabilities, derivative assets and liabilities, other operating, net and taxes. 5 Capital Expenditures including Internal Use Software. 6 Free Cash Flow: see Non-GAAP Financial Measures.

Capital Allocation Priorities Leverage Committed to maintaining investment grade credit rating Return of Capital Initial dividend of $0.25 per share on an annualized basis Modest share repurchase (after 2017) based on relative returns evaluation Targeted Investments Continue capital-light business model with targeted CAPEX1 (less than 2% of revenue) Selectively pursue M&A in targeted growth areas to improve portfolio mix and drive profit expansion Target >50% of Free Cash Flow2 returned through dividends and share repurchases over time We will apply a disciplined return on investment approach when deploying our cash flow 1 Capital Expenditures including Internal Use Software. 2 Free Cash Flow: see Non-GAAP Financial Measures.

Xerox has a track record of attractive and increasing dividends 16% CAGR over last 4 years Xerox Dividend Policy Post-split dividend of 6.25 cents per share ($0.25 annualized) is anticipated beginning with the dividend payable April 2017 Expect future dividend increases driven by EPS and free cash flow1 growth Committed to a strong dividend policy supported by our annuity driven cash flow 1 Free Cash Flow: see Non-GAAP Financial Measures .

Future Performance Expectations

	2017	2018	2019+
Revenue Trajectory (at CC[1])	In-line with 2016, equipment revenue begins to improve in 2H from product launches	Improves driven by new products & Strategic Growth Areas acceleration	Sustained improvement driven by new products and Strategic Growth Areas
Operating Margin[1]	Modest expansion from 2016	Continued strong and expanding	
Operating Cash Flow	Return to normalized operating cash flow of $900M+ by 2019		

[1] Constant Currency (CC) and Operating Margin: see Non-GAAP Financial Measures.
Note: Operating margin assumes neutral transaction currency in 2018 and 2019. Normalized operating cash flow assumes ~$100M restructuring payments and ~$250M pension contributions.

50

xerox®

Strong global brand #1 share in key segments Global Market Leader Positioned for growth in DO, SMB, A4 and High-End color Largest ever product launch starting in 2017, supporting channel expansion Attractive Market Opportunities Xerox Investment Proposition Strong free cash flow1 Attractive return to shareholders Sustainable Shareholder Returns Annuity >75% of revenue Capital-light business model Strong Annuity-Driven Cash Flow Value creation driven by strong underlying cash flow generation, margin expansion and improving longer-term revenue trajectory Consistent, double digit operating margins1 $1.5B+ strategic transformation underway Disciplined Operator Note: DO = Document Outsourcing; SMB = Small & Medium Business 1 Operating Margin and Free Cash Flow: see Non-GAAP Financial Measures.

Q&A Session Jeff Jacobson Kevin Warren Mike Feldman Leslie Varon

The New Xerox – Well Positioned for the Future Attractive Business Model Laser Focus on Cost and Productivity Well Positioned to Capitalize on Areas of Growth Balanced Shareholder Return Significant market opportunity of ~$85B Bundled contracts model creates “stickiness” with >75% annuity revenue and strong cash flow Track record of strong cost / productivity discipline Accelerating productivity through $1.5B+ transformation program Clear plan to increasing participation in growing market segments Building a leading Market Platform through our largest ever product launch and enhancing and expanding our channel reach Committed to investment grade rating profile Strong free cash flow1 supports attractive dividend and shareholder returns We are assembling a high performing team with a blend of our strongest current operators, coupled with highly skilled external hires, driven to exceeding expectations 1 Free Cash Flow: see Non-GAAP Financial Measures.

Xerox: A New Beginning

Non-GAAP Financial Measures

“Operating Income/Margin”: We calculate and utilize operating income and margin earnings measures by adjusting our pre-tax income and margin amounts to include equity in net income of unconsolidated affiliates and exclude the items noted below: Non-service retirement related costs: Our defined benefit pension and retiree health costs include several elements impacted by changes in plan assets and obligations that are primarily driven by changes in the debt and equity markets as well as those that are predominantly legacy in nature and related to employees who are no longer providing service to the Company (e.g. retirees and ex-employees). These elements include (i) interest cost, (ii) expected return on plan assets, (iii) amortized actuarial gains/losses and (iv) the impacts of any plan settlements/curtailments. Accordingly, we consider these elements of our periodic retirement plan costs to be outside the operational performance of the business or legacy costs and not necessarily indicative of current or future cash flow requirements. Adjusted operating income/margin will continue to include the elements of our retirement costs related to current employee service (service cost and amortization of prior service cost) as well as the cost of our defined contribution plans. Restructuring and related costs: Restructuring and related costs include restructuring and asset impairment charges as well as costs associated with our Strategic Transformation program beyond those normally included in restructuring and asset impairment charges. Restructuring consists of costs primarily related to severance and benefits paid to employees pursuant to formal restructuring and workforce reduction plans. Asset impairment includes costs incurred for those assets sold, abandoned or made obsolete as a result of our restructuring actions, exiting from a business or other strategic business changes. Additional costs for our Strategic Transformation program are primarily related to the implementation of strategic actions and initiatives and include third-party professional service costs as well as one-time incremental costs. All of these costs can vary significantly in terms of amount and frequency based on the nature of the actions as well as the changing needs of the business. Accordingly, due to that significant variability, we will exclude these charges since we do not believe they provide meaningful insight into our current or past operating performance nor do we believe they are reflective of our expected future operating expenses as such charges are expected to yield future benefits and savings with respect to our operational performance. Amortization of intangible assets: The amortization of intangible assets is driven by our acquisition activity which can vary in size, nature and timing as compared to other companies within our industry and from period to period. The use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods. Separation costs: Separation costs are expenses incurred in connection with Xerox's expected separation into two independent, publicly traded companies. Separation costs are primarily for third-party investment banking, accounting, legal, consulting and other similar types of services related to the separation transaction as well as costs associated with the operational separation of the two companies, such as those related to human resources, brand management, real estate and information management to the extent not capitalized. Separation costs also include the costs associated with bonuses and restricted stock grants awarded to employees for retention through the separation as well as incremental income tax expense related to the reorganization of legal entities and operations in order to effect the legal separation of the Company. These costs are incremental to normal operating charges and are being incurred solely as a result of the separation transaction. Accordingly, we are excluding these expenses from our adjusted earnings measures in order to evaluate our performance on a comparable basis. Other expense, net: Other expenses, net is primarily comprised of non-financing interest expense and also includes certain other non-operating costs and expenses. We exclude these amounts in order to evaluate our current and past operating performance and to better understand the expected future trends in our business. As noted, Operating Income/Margin also includes equity in net income of unconsolidated affiliates. Equity in net income of affiliates primarily reflects our 25% share of Fuji Xerox net income. We include this amount in our measure of operating income and margin as Fuji Xerox is our primary intermediary to the Asia/Pacific market for the distribution of Xerox products and services. Non-GAAP Financial Measures

“Constant Currency”: To better understand trends in our business, we believe that it is helpful to adjust revenue to exclude the impact of changes in the translation of foreign currencies into U.S. dollars. We refer to this adjusted revenue as “constant currency.” In 2016 we revised our calculation of the currency impact on revenue growth, or constant currency revenue growth, to include the currency impacts from the developing market countries (Latin America, Brazil, Middle East, India, Eurasia and Central-Eastern Europe), which had been previously excluded from the calculation. As a result of economic changes in these markets over the past few years, we currently manage our exchange risk in our developing market countries in a similar manner to the exchange risk in our developed market countries, and therefore, the exclusion of the developing market countries from the calculation of the currency effect is no longer warranted. Management believes the constant currency measure provides investors an additional perspective on revenue trends. Currency impact can be determined as the difference between actual growth rates and constant currency growth rates. “Free Cash Flow”: To better understand trends in our business, we believe that it is helpful to adjust cash flows from continuing operations to exclude amounts for capital expenditures including internal use software. Management believes this measure gives investors an additional perspective on cash flow from operating activities in excess of amounts required for reinvestment. It provides a measure of our ability to fund acquisitions, dividends and share repurchase. It is also used to measure our yield on market capitalization. Management believes that all of these non-GAAP financial measures provide an additional means of analyzing the current period’s results against the corresponding prior period’s results. However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. A reconciliation of these non-GAAP financial measures and the most directly comparable measures calculated and presented in accordance with GAAP are set forth on the following slides. Non-GAAP Financial Measures

Non-GAAP Financial Measures

Segment / Margin Pro Forma Reconciliation:

	Year Ended December 31, 2013			Year Ended December 31, 2014			Year Ended December 31, 2015			Nine Months Ended September 30, 2016		
(in millions)	Revenue	Profit	Margin	Revenue	Profit	Margin	Revenue	Profit	Margin	Revenue	Profit	Margin
Document Technology Reported	$ 8,908	$ 964	10.8%	$ 8,358	$ 1,149	13.7%	$ 7,365	$ 879	11.9%	$ 5,017	$ 601	12.0%
Adjustments:												
Document Outsourcing	3,318	377		3,366	396		3,265	411		2,423	300	
Document Technology and Document Outsourcing	$ 12,226	$ 1,341	11.0%	$ 11,724	$ 1,545	13.2%	$ 10,630	$ 1,290	12.1%	$ 7,440	$ 901	12.1%
Non-service retirement-related costs	-	203		-	79		-	116		-	112	
Adjusted Pro Forma Basis	$ 12,226	$ 1,544	12.6%	$ 11,724	$ 1,624	13.9%	$ 10,630	$ 1,406	13.2%	$ 7,440	$ 1,013	13.6%

	Year Ended December 31, 2010			Year Ended December 31, 2011			Year Ended December 31, 2012		
(in millions)	Revenue	Profit	Margin	Revenue	Profit	Margin	Revenue	Profit	Margin
Document Technology Reported	$ 10,349	$ 1,085	10.5%	$ 10,259	$ 1,140	11.1%	$ 9,462	$ 1,065	11.3%
Adjustment:									
Document Outsourcing	3,297	256		3,584	331		3,210	375	
Document Technology and Document Outsourcing	$ 13,646	$ 1,341	9.8%	$ 13,843	$ 1,471	10.6%	$ 12,672	$ 1,440	11.4%

58

Non-GAAP Financial Measures Operating Income / Margin Reconciliation:   Year Ended Year Ended Nine Months Ended December 31, 2014 December 31, 2015 September 30, 2016 (in millions) Pre-tax Income Revenue Margin Pre-tax Income Revenue Margin Pre-tax Income Revenue Margin Reported(1) $ 1,090 $ 12,679 8.6% $ 924 $ 11,465 8.1% $ 348 $ 8,037 4.3% Adjustments: Non-service retirement-related costs 79 116 112   Restructuring and related costs - Xerox 106 27 172 Amortization of intangible assets 65 60 44 Separation costs - - 41         Equity in net income of unconsolidated affiliates 160 135 98     Other expenses, net 186     195     143         Adjusted Operating Income / Margin $ 1,686 $ 12,679 13.3% $ 1,457 $ 11,465 12.7% $ 958   $ 8,037   11.9%       _______________             (1) Xerox post separation pre-tax income and revenue from continuing operations.

Non-GAAP Financial Measures Free Cash Flow Year Ended Year Ended Nine Months Ended (in millions) December 31, 2014 December 31, 2015 September 30, 2016 Cash Flow from Operations(1) $ 1,291 $ 1,055 $ 545 Less: CAPEX (includes internal use software) (176) (148) (99) Free Cash Flow $ 1,115 $ 907 $ 446 _______________     (1) Xerox post separation cash flow from continuing operations.

Forward Looking Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations, including with respect to the proposed separation of the Business Process Outsourcing ("BPO") business from the Document Technology and Document Outsourcing business, the expected timetable for completing the separation, the future financial and operating performance of each business, the strategic and competitive advantages of each business, future opportunities for each business and the expected amount of cost reductions that may be realized in the cost transformation program, and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to: changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters in the United States and in the foreign countries in which we do business; changes in foreign currency exchange rates; our ability to successfully develop new products, technologies and service offerings and to protect our intellectual property rights; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; the risk that our bids do not accurately estimate the resources and costs required to implement and service very complex, multi-year governmental and commercial contracts, often in advance of the final determination of the full scope and design of such contracts or as a result of the scope of such contracts being changed during the life of such contracts; the risk that subcontractors, software vendors and utility and network providers will not perform in a timely, quality manner; service interruptions; actions of competitors and our ability to promptly and effectively react to changing technologies and customer expectations; our ability to obtain adequate pricing for our products and services and to maintain and improve cost efficiency of operations, including savings from restructuring actions and the relocation of our service delivery centers; the risk that individually identifiable information of customers, clients and employees could be inadvertently disclosed or disclosed as a result of a breach of our security systems; the risk in the hiring and retention of qualified personnel; the risk that unexpected costs will be incurred; our ability to recover capital investments; the risk that our Services business could be adversely affected if we are unsuccessful in managing the start-up of new contracts; the collectability of our receivables for unbilled services associated with very large, multi-year contracts; reliance on third parties, including subcontractors, for manufacturing of products and provision of services; our ability to expand equipment placements; interest rates, cost of borrowing and access to credit markets; the risk that our products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives; the outcome of litigation and regulatory proceedings to which we may be a party; the possibility that the proposed separation of the BPO business from the Document Technology and Document Outsourcing business will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors; the potential for disruption to our business in connection with the proposed separation; the potential that BPO and Document Technology and Document Outsourcing do not realize all of the expected benefits of the separation; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 and our 2015 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”). Such factors also include, but are not limited to, the factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section and other sections of the Conduent Incorporated Form 10 Registration Statement, as amended, filed with the SEC. Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law. The Xerox financial information provided in these slides are preliminary estimates of Xerox’s continuing operations financial results post the classification of Conduent Incorporated as a discontinued operation upon its separation as of December 31, 2016. See Exhibit 99.3 to this Form 8-K for a reconciliation of these amounts to Xerox reported results.